[On the front of the advertisement, there is a picture of part of an American Flag. There is a box on the left side of the picture (red) with the words "Premier American Portfolio" (white). There are four gold stars in the top left corner of the box. The top left corner of the page has the words "Defined Asset Funds" (gold and white). In the bottom right corner of the page there is a blue box with the words "Merrill Lynch" and the Merrill Lynch symbol (white).]

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            Defined
            Asset Funds(ServiceMark)

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   *
  * * Premier
 *   American
    Portfolio
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                    LOGO Merrill Lynch
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                        PREMIER AMERICAN PORTFOLIO
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TAP INTO SOME OF AMERICA'S
PREMIER COMPANIES

What do companies like Boeing, Berkshire Hathaway, Coca Cola and Nike have in common? Each is among the country's best known and most profitable companies and each is a leader in its industry. Now you can own a portfolio of some of America's leading companies with the Defined Asset Funds(ServiceMark) Premier American Portfolio.

A STAR-SPANGLED PORTFOLIO

Owning America's leading Companies is easy with Defined Asset Funds Premier American Portfolio. Diversified among 33 blue chip stocks, this new Fund can be a solid choice for the equity portion of your investment portfolio. The Fund seeks total return through capital appreciation and, to a lesser extent, dividend income. And you can invest in the Premier American Portfolio with as little as $1,000, or $250 for IRAs and Keoghs.

MADE IN THE USA

Each American company represented in the Fund was professionally selected for its high quality and established earnings record. On August 21, 1995, each of these stocks traded on the New York Stock Exchange at a stock price of more than $60 a share. The market capitalization of each firm was at least $3.2 billion. Plus each has passed our rigorous screening process.

ACT NOW

For more information on the Premier American Portfolio, simply return the attached coupon to receive a free copy of our brochure.

As with any equity investment, the unit price will fluctuate with the value of the underlying securities and when redeemed, may be worth more or less than your cost. Dividends are subject to declaration by the issuer and depend on various factors.

Ask your financial professional for a free prospectus containing more complete information on the Premier American Portfolio, including all sales charges and expenses. Please read it carefully before investing.

YES!      I would like more information
          on the Defined Asset Funds(ServiceMark)
          Premier American Portfolio.

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